Execution Version
AMENDMENT NO. 4, LIMITED WAIVER AND CONSENT TO CREDIT AGREEMENT
This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”), dated as of March 6, 2024, is among TEAM, INC., a Delaware corporation (the “Borrower Agent”), the Guarantors party hereto, each of the Lenders party hereto and ECLIPSE BUSINESS CAPITAL LLC, acting not individually but as agent on behalf of, and for the benefit of, the Lenders and all other Secured Parties (in such capacity, together with its successors and assigns, if any, in such capacity, the “Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower Agent has advised the Agent that pursuant to (i) that certain Master Lease Agreement, dated March 6, 2024 (together with all annexes, schedules and exhibits thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Master Lease Agreement”), by and among Team Industrial Services, Inc., a Texas corporation (“TIS”), and Avtech Capital, LLC, a Utah limited liability company (“AVT”), (ii) that certain Lease Schedule No. TEAM_001, dated March 6, 2024 (together with all exhibits thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Lease Schedule”), and (iii) that certain Sale Leaseback Agreement, dated as of March 6, 2024, by and between TIS, the Borrower and AVT (together with all exhibits thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Sale Leaseback Agreement” and together with the Master Lease Agreement and the Lease Schedule, collectively, the “Transaction Documents” ), the Borrower Agent and TIS have agreed to sell certain equipment, goods and other related property described on Schedule I to this Amendment (the “Property”) to AVT, and AVT will subsequently lease such Property back to the Borrower Agent (such sale and leaseback pursuant to the Transaction Documents, the “Sale Leaseback Transaction”);
WHEREAS, the Borrower Agent, the other Loan Parties party thereto from time to time, the Lenders party thereto from time to time, the Agent, and the other Persons party thereto from time to time, have entered into that certain Credit Agreement, dated as of February 11, 2022 (as amended by that certain Amendment No.1 to Credit Agreement, dated as of May 6, 2022, by that certain Amendment No. 2 to Credit Agreement, dated as of November 1, 2022, by that certain Amendment No. 3 to Credit Agreement, dated as of June 16, 2023 and as otherwise modified from time to time prior to the effectiveness of this Amendment, the “Existing Credit Agreement”);
WHEREAS, the Borrower Agent, the Guarantors, the Lenders, and the Agent have agreed to further amend the Existing Credit Agreement in connection with the Sale Leaseback Transaction and the Lenders have agreed, subject to the terms and conditions set forth herein, to, among other things, (a) modify the definition of “EBITDA” and (b) modify a negative covenant regarding certain Indebtedness (the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement); and
WHEREAS, the Borrower Agent, the Agent and the Lenders party hereto, constituting the Required Lenders, are willing to effect such amendment on the terms and conditions contained in this Amendment.
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments to the Existing Credit Agreement.
Effective as of the Amendment No. 4 Effective Date, the parties hereto agree that the Existing Credit Agreement shall be amended as follows:
(a)Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating clause (i)(e) of the definition of “EBITDA” in its entirety as follows:
“(e) the amount of all unusual or non-recurring charges or expenses during such period (not to exceed, in the aggregate with clause (i)(l)(i) below, $8,000,000 for any such period), plus”
(b)Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating clause i(l) of the definition of “EBITDA” in its entirety as follows:
“(l) business optimization expenses and other restructuring charges or reserves (i) not to exceed, in the aggregate with clause (i)(e) above, $8,000,000 for any such period (excluding expenses, charges or reserves incurred pursuant to clause (ii) and/or clause (iii)), (ii) for any such period ending on or prior to December 31, 2023, unlimited one-time cash expenses, charges or reserves in connection with implementation of the Approved Plan and (iii) reserves in respect of Covid-19 subsidies administered by any Dutch Governmental Authority in an aggregate amount not to exceed $4,000,000; provided, however, that no addback that would otherwise be included in clause (ii) shall be included for determining EBITDA in connection with any calculation of the Consolidated Fixed Charge Coverage Ratio unless the Agent shall have approved in writing such addback;”
(c)Section 8.1(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“Indebtedness (including Capitalized Lease Obligations and purchase money Indebtedness) to finance all or any part of the purchase, lease, construction, installment, repair or improvement of property, plant or equipment or other fixed or capital assets, in an aggregate principal amount not to exceed $10,000,000 at any time outstanding, and any Refinancing Indebtedness in respect of such Indebtedness; provided that such Indebtedness is incurred within ninety (90) days after the purchase, lease, construction, installation, repair or improvement of the property that is the subject of such Indebtedness;”
2.Limited Waivers

(a)Mandatory Prepayment. In connection with the Sale Leaseback Transaction and pursuant to Section 2.5(g) of the Credit Agreement, to the extent any Loan Party or any Subsidiary makes any Asset Disposition consisting of Specified M&E, the M&E Term Loans are subject to a mandatory prepayment, and the Borrower Agent is required to pay to the Agent, for the benefit of the Lenders, 100% of the Net Cash Proceeds of the Sale Leaseback Transaction (such requirement, the “Sale Leaseback Mandatory Prepayment”). The undersigned Lenders hereby waive the Sale Leaseback Mandatory Prepayment to the extent any Specified M&E constitutes “Property”. The waiver set forth in this Section 2(a) shall be eﬀective only in this speciﬁc instance and for the speciﬁc purpose for which it is given, and shall not entitle the Borrower Agent to any other or further waiver in any similar or other circumstances.
(b)Debt Incurrence Deadline. In connection with the Sale Leaseback Transaction, the Existing Credit Agreement would require Indebtedness incurred with respect to the Sale Leaseback Transaction to be incurred within a certain 90-day time period (such requirement, the “Debt Incurrence Deadline”). The undersigned Lenders hereby waive the Debt Incurrence Deadline for purposes of incurring the Indebtedness related to the Sale Leaseback Transaction pursuant to Section 8.1(c) of the Credit Agreement. The waiver set forth in this Section 2(b) shall be eﬀective only in this speciﬁc instance and for the speciﬁc purpose for which it is given, and shall not entitle the Borrower Agent to any other or further waiver in any similar or other circumstances.
3.Consent to Sale Leaseback Transaction. Notwithstanding the restrictions contained in Section 8.5 of the Credit Agreement, the undersigned Lenders hereby consent to the sale of the Property pursuant to and in accordance with the Sale Leaseback Agreement. For the avoidance of doubt, any Indebtedness incurred in connection with the Sale Leaseback Transaction shall be incurred pursuant to Section 8.1(c) of the Existing Credit Agreement for purposes of calculating the $10,000,000 cap provided for therein. The consent set forth in this Section 3 shall be eﬀective only in this speciﬁc instance and for the speciﬁc purpose for which it is given.
4.Effectiveness; Conditions Precedent; Certain Consents.
The amendments contained herein shall only be effective upon the satisfaction or waiver of each of the following conditions precedent (the date of satisfaction or waiver, the “Amendment No. 4 Effective Date”):
(a)the Agent shall have received duly executed copies of that certain Amendment No. 1, Limited Waiver and Consent to Amended and Restated Term Loan Credit Agreement, dated as of the date hereof, by and among the Borrower Agent, the lenders party thereto from time to time and Cantor Fitzgerald Securities, as administrative agent, duly executed by each of the parties thereto;
(b)the Agent shall have received counterparts to this Amendment, duly executed by the Borrower, the Guarantors and each Lender (which, together with each other Lender party hereto, constitutes the Required Lenders); and
(c)each of the representations and warranties made by the Borrower in Section 5 hereof shall be true and correct.
Without limiting the generality of the provisions of Section 11.3(b) (No Obligation of Agent) of the Credit Agreement, for purposes of determining compliance with the conditions precedent set forth in this Section 4, each Lender, to the extent such Person has signed this Amendment, shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Person, unless the Agent shall have received written notice from such Person prior to the date hereof specifying its objection thereto.
5.Representations and Warranties.
In order to induce the Lenders and the Agent to enter into this Amendment, the Borrower Agent represents and warrants to the Lenders and the Agent, for itself and for each other Loan Party, as follows:
(a)both immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default exists;
(b)the execution, delivery and performance by the Borrower Agent of this Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action, do not contravene the Borrower Agent’s Governing Documents and do not and will not contravene any Material Contract;
(c)this Amendment has been duly executed and delivered on behalf of the Borrower Agent;
(d)this Amendment constitutes a legal, valid and binding obligation of the Borrower Agent, enforceable against the Borrower Agent and the other Loan Parties in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, Debtor Relief Laws or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(e)that the representations and warranties listed in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects as of the Amendment No. 4 Effective Date (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof).
6.Entire Agreement; Successors and Assigns; Interpretation.
This Amendment, the Credit Agreement and the other Loan Documents (collectively, the “Relevant Documents”) constitute the entire agreement among the parties, supersede any prior written and verbal agreements among them with respect to the subject matter hereof and thereof, and shall bind and benefit the parties and their respective successors and permitted assigns. This Agreement shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for or against a party because such party purportedly prepared or requested such provision, any other provision or this Amendment as a whole. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or cancelled orally or otherwise, except in writing and in accordance with Section 12.5 (Amendments, Waivers and Consents) of the Credit Agreement.
7.Full Force and Effect of Credit Agreement.
This Amendment is a Loan Document (and the Borrower Agent agrees that the “Obligations” secured by the Collateral shall include any and all obligations of the Borrower Agent under this Amendment). Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except in each case as expressly set forth herein. The Borrower Agent acknowledges and expressly agrees that Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit

Agreement and the other Loan Documents (subject to any qualifications set forth therein), as amended herein.
8.Counterparts; Effectiveness.
This Amendment may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Except as provided in Section 4 above, this Amendment shall become effective when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. This Amendment may be executed and delivered by facsimile or other electronic transmission (including by electronic imaging) all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.
The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignment and assumptions, amendments or other borrowing requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
9.Governing Law; Jurisdiction; Waiver of Jury Trial.
THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND DECISIONS OF THE STATE OF NEW YORK. Sections 12.15 (SUBMISSION TO JURISDICTION) and 12.17 (JURY TRIAL) of the Credit Agreement are hereby incorporated herein by this reference.
10.Severability.

In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
11.References.
All references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference to the “Credit Agreement”, (or the defined term “Agreement”, “thereunder”, “thereof” of words of like import referring to the Credit Agreement) in the other Loan Documents shall mean and be a reference to the Existing Credit Agreement as amended hereby and giving effect to the amendments contained in this Amendment.
12.Reaffirmation.
Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. In furtherance of the foregoing, each of the Loan Parties party hereto hereby irrevocably and unconditionally ratifies its guarantee of the Obligations and grant of security interest and pledge under the Guaranty and Security Agreement and each Loan Document and confirms that the liens, security interests and pledges granted thereunder continue to secure the Obligations, including, without limitation, any additional Obligations resulting from or incurred pursuant to this Amendment.
Each of the Loan Parties hereto, as debtor, grantor, mortgagor, pledger, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party, guarantor, or indemnitor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interest and liens and confirms and agrees that such guarantee includes, and such security interests and liens hereafter secure, all of the Obligations as amended hereby.
For the avoidance of doubt, (i) the ratification and reaffirmation by the Loan Parties in this Section 12 shall not constitute a new grant of security interests and (ii) the consent of the Loan Parties (other than the Borrower Agent) is not required for this Amendment.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.
TEAM, INC., as Borrower Agent and a Borrower

By:    /s/ André C. Bouchard
Name:    André C. Bouchard
Title:     Executive Vice President, Chief Legal Officer and     Secretary

[Signature Page to Amendment No. 4 to Credit Agreement]

Signed solely with respect to Section 12:

AGGRESSIVE EQUIPMENT COMPANY, LLC
DK VALVE & SUPPLY, LLC
FURMANITE AMERICA, LLC
FURMANITE LOUISIANA, LLC
FURMANITE WORLDWIDE, LLC
FURMANITE, LLC
GLOBAL ASCENT, LLC
KANEB FINANCIAL, LLC
QUALSPEC LLC
ROCKET ACQUISITION, LLC
TANK CONSULTANTS MECHANICAL SERVICES, LLC
TANK CONSULTANTS, LLC
TCI SERVICES HOLDINGS, LLC
TCI SERVICES, LLC
TEAM INDUSTRIAL SERVICES INTERNATIONAL, INC.
TEAM INDUSTRIAL SERVICES, INC
TEAM INDUSTRIAL SERVICES, INC.
TEAM QUALSPEC, LLC
TEAM TECHNICAL SCHOOL, LLC
as Guarantors

By:    /s/ André C. Bouchard
Name:    André C. Bouchard
Title:     Executive Vice President, Chief Legal Officer and     Secretary

[Signature Page to Amendment No. 4 to Credit Agreement]

Signed solely with respect to Section 12:

TISI CANADA INC.
as a Guarantor
By:    /s/ André C. Bouchard
Name:    André C. Bouchard
Title:     Executive Vice President, Chief Legal Officer,    Secretary and Managing Director
FURMANITE B.V.
FURMANITE HOLDING B.V.
TEAMINC EUROPE B.V.
TEAM INDUSTRIAL SERVICES EUROPE B.V.
TEAM VALVE REPAIR SERVICES B.V.
THRESHOLD INSPECTION & APPLICATION
TRAINING EUROPE B.V.
TEAM INDUSTRIAL SERVICES NETHERLANDS B.V.
QUALITY INSPECTION SERVICES B.V.
as Guarantors
By:    /s/ André C. Bouchard
Name:    André C. Bouchard
Title:     Authorised Signatory

[Signature Page to Amendment No. 4 to Credit Agreement]

EXECUTED by FURMANITE INTERNATIONAL FINANCE LIMITED, a private limited company incorporated under the laws of England and Wales, as a Guarantor by one director	Signed: _________/s/ André C. Bouchard André C. Bouchard Director

EXECUTED by TEAM INDUSTRIAL SERVICES INSPECTION LIMITED, a private limited company incorporated under the laws of England and Wales, as a Guarantor, by one director	Signed: _________/s/ André C. Bouchard André C. Bouchard Director

EXECUTED by TEAM INDUSTRIAL SERVICES (UK) HOLDING LIMITED, a private limited company incorporated under the laws of England and Wales, as a Guarantor, by one director	Signed: _________/s/ André C. Bouchard André C. Bouchard Director

EXECUTED by TEAM VALVE AND ROTATING SERVICES LIMITED, a private limited company incorporated under the laws of England and Wales, as a Guarantor, by one director	Signed: _________/s/ André C. Bouchard André C. Bouchard Director

EXECUTED by TIS UK LIMITED LIMITED, a private limited company incorporated under the laws of England and Wales, as a Guarantor, by one director	Signed: _________/s/ André C. Bouchard André C. Bouchard Director

[Signature Page to Amendment No. 4 to Credit Agreement]

ECLIPSE BUSINESS CAPITAL LLC,
as Agent
By: /s/ Dan Ross
Name:    Dan Ross
Title:     Senior Vice President
ECLIPSE BUSINESS CAPITAL SPV, LLC,
as a Revolving Credit Lender, as an M&E Term Lender, as an RE-I Term Lender and as an RE-II Term Lender

By: /s/ Dan Ross
Name:    Dan Ross
Title:     Senior Vice President
[Signature Page to Amendment No. 4 to Credit Agreement]

CORRE OPPORTUNITIES QUALIFIED MASTER FUND, LP, as a Delayed Draw Term Lender

By:    /s/ John Barrett
Name:    John Barrett
Title:     Authorized Signatory

CORRE HORIZON FUND, LP,
as a Delayed Draw Term Lender

By:    /s/ John Barrett
Name:    John Barrett
Title:     Authorized Signatory

CORRE HORIZON II FUND, LP,
as a Delayed Draw Term Lender

By:    /s/ John Barrett
Name:    John Barrett
Title:     Authorized Signatory

[Signature Page to Amendment No. 4 to Credit Agreement]